August 3, 2015

Ave Maria Opportunity Fund
 (a series of Schwartz Investment Trust)

Supplement to the Ave Maria Mutual Funds Prospectus and Statement of Additional Information, both Dated May 1, 2015
Reorganization of Ave Maria Opportunity Fund into Ave Maria Catholic Values Fund
The Board of Trustees of Schwartz Investment Trust (the "Trust") approved an Agreement and Plan of Reorganization (the "Agreement") to merge the Ave Maria Opportunity Fund into Ave Maria Catholic Values Fund, another series of the Trust.  The reorganization does not require shareholder approval, and the closing of the reorganization occurred on July 31, 2015 (the "Closing Date").
Effective on the Closing Date, shares of the Ave Maria Catholic Values Fund were distributed to the shareholders of the Ave Maria Opportunity Fund in accordance with their respective percentage ownership interests in the Ave Maria Opportunity Fund.  The Ave Maria Opportunity Fund was terminated on the Closing Date.  All references to the Ave Maria Opportunity Fund in the Prospectus and Statement of Additional Information should be disregarded.

THIS SUPPLEMENT REPLACES AND SUPERCEDES ALL PRIOR SUPPLEMENTS.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.